UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2023

Marinus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Radnor Corporate Center, Suite 500 100 Matsonford Rd, Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 801-4670

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On August 17, 2023, the U.S. Patent and Trademark Office Patent Trial and Appeal Board (the “PTAB”) issued a decision granting institution of Marinus Pharmaceuticals, Inc.’s (the “Company”) petition seeking post-grant review (“PGR”) of Ovid Therapeutics Inc.’s (“Ovid”) U.S. Patent No. 11,395,817.

As previously disclosed, in July 2022, the U.S. Patent and Trademark Office issued a patent to Ovid with claims that encompass the Company’s product candidate for the treatment of status epilepticus. On March 15, 2023, the Company filed a petition seeking PGR of Ovid’s U.S. Patent No. 11,395,817 with the PTAB. The Company’s petition for PGR argues that the claims of U.S. Patent No. 11,395,817 are unpatentable on multiple grounds as lacking novelty under 35 U.S.C. § 102 and being obvious under 35 U.S.C. § 103 and, if not invalid under § 102 or § 103, as lacking enablement under 35 U.S.C. § 112. Ovid filed a preliminary response to the Company’s petition on June 20, 2023.

In Ovid’s reply to the Company’s request for PGR, Ovid disclaimed claims 1-21, 23 and 24 of U.S. Patent No. 11,395,817, which has the effect of erasing these claims from the patent irrespective of the outcome of the PGR. In instituting the PGR, the PTAB stated that it was more likely than not that the Company would be able to invalidate the remaining claims (22 and 25-31) of the patent during the proceeding. The next steps in the PGR are replies by the Company and Ovid as well as depositions of the experts on each side. The oral arguments are currently scheduled for May 22, 2024. The decision to institute is not a final decision on the patentability of the claims. The final decision will be based on the full record developed during the proceeding. If the Company does not prevail in the PGR proceeding, the decision can be appealed to the Court of Appeals for the Federal Circuit. If an appeal is not successful, the Company’s ability to challenge the Ovid patent in court will be limited in certain respects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

Date: August 21, 2023	/s/ Steven Pfanstiel
Steven Pfanstiel
Chief Operating Officer, Chief Financial Officer and Treasurer